INVESTOR PRESENTATION: FOURTH QUARTER 2020

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 1, 2020, and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2020 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 2, 2021 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands and "Hollister" refers to the company's Hollister and Gilly Hicks by Hollister brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

TABLE OF CONTENTS Safe Harbor and Other Information 2 Company Overview 4 Response to COVID-19 7 Q4 2020 and Full Year Results 11 Financial Position, Liquidity & Capital Allocation 19 Global Store Network Optimization 25 Focus Areas 30 Appendix 32

4 COMPANY OVERVIEW

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

COMPANY OVERVIEW

OUR GLOBAL BRANDS

HOLLISTER



The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn't just a season, it's a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season.

ABERCROMBIE & FITCH



Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.

GILLY HICKS BY HOLLISTER



Hollister also carries an intimates brand, Gilly Hicks by Hollister, which offers intimates, loungewear and sleepwear. Its products are designed to invite everyone to embrace who they are underneath it all.

ABERCROMBIE KIDS



A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.

5

6 FISCAL 2020 DIGITAL SALES WERE ROUGHLY $1.7 BILLION, 54% OF TOTAL NET SALES COMPANY OVERVIEW GLOBAL, OMNICHANNEL RETAILER THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED STORE AND DIGITAL CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS 20 CAPABILITY TO SHIP TO OVER 110 COUNTRIES INTERNATIONAL THIRD-PARTY OPERATED STORES COMPANY-OPERATED RETAIL STORES WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COUNTRIES WITH SHIP- FROM-STORE & 10 WITH PURCHASE-ONLINE-PICK- UP-IN-STORE CAPABILITIES NEW REGIONAL HEADQUARTERS INTRODUCED DURING FISCAL 2019 IN LONDON AND SHANGHAI 12 735 8 2 110 32% OF FISCAL 2020 NET SALES WERE DERIVED INTERNATIONALLY Information provided on this slide is as of January 30, 2021 unless otherwise specified. $1.7B

7 RESPONSE TO COVID-19

8 OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19: 1 2 3 4 RESPONSE TO COVID-19 OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

RESPONSE TO COVID-19

HOW WE ARE NAVIGATING COVID-19

FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS

- Requiring associates to use face coverings, depending on geographic region
- Encouraging or requiring customers to use face coverings, depending on geographic region
- Conducting associate wellness checks in accordance with local government direction
- Enhancing cleaning routines
- Implementing various measures to encourage social distancing, including managing occupancy limits
- Installing plexiglass barriers in the majority of store locations
- Encouraging contactless payment options, where available
- Opening fitting rooms where permissible, with additional cleaning procedures for clothing that has been tried on
- Removing returned merchandise from the sales floor for a period of time where mandated by local government
- Reducing store hours in select locations
- Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pick-up at a majority of U.S. locations
- Maximizing work-from-home and digital collaboration alternatives to minimize in-person meetings whenever possible

OPTIMIZING DIGITAL OPERATIONS

- Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays
- Added a pop-up distribution center and additional carriers to help with anticipated digital demand during the holiday season
- Focusing on a seamless digital checkout experience for customers
- Working cross-functionally and developing plans on how to best leverage in-store inventory
- Offered flexible return dates as stores reopened and extended our return policy to cover the period of store closures

PRESERVING LIQUIDITY AND MANAGING CASH FLOWS

- Partnering with merchandise and non-merchandise vendors in regards to payment terms
- Reevaluating budgeted expenses to better align operating costs with expected sales
- Tightly managing inventories
- Borrowed $210M under the ABL Facility in March 2020, which was repaid in July 2020 along with the Term Loan Facility, using proceeds from the issuance of the Senior Secured Notes and existing cash on hand
- Withdrew $50M from the overfunded Rabbi Trust assets, which represented the majority of excess funds
- Temporarily suspended the company's share repurchase and dividend programs, although the company plans to resume share repurchase activities
- Assessing government policy and economic stimulus responses to COVID-19

9

Policies and procedures are rapidly evolving in response to the COVID-19 pandemic. Information provided on this slide has been updated as of March 1, 2021.

10 We plan to follow the guidance of local governments when evaluating whether further store closures will be necessary and to determine when we can reopen temporarily closed stores. Stores that are currently open may have reduced operating hours. RESPONSE TO COVID-19 640 STORES, 87% OF STORE FLEET, CURRENTLY OPEN* HOLLISTER 84% open ABERCROMBIE 93% open 420 11 35 12 220 CANADA 65% open UNITED STATES 100% open EUROPE 28% open MIDDLE EAST 100% open ASIA 100% open 46 *Figures presented are number of stores open as of March 1, 2021. Excludes international third-party operated stores and temporary stores with initial lease terms of less than 18 months. 536

11 Q4 2020 AND FULL YEAR RESULTS

12 “I am proud of our execution in the fourth quarter, where we exceeded initial internal expectations. We listened and remained close to our customer, adjusting our product and messaging to align with their new reality. We drove 34% digital sales growth, expanded gross profit rate by 230 basis points and reduced operating expense during the fourth quarter." “For the year, we made significant progress on our key transformation initiatives. We leaned into our infrastructure to grow digital to 54% of annual revenues while utilizing our lease flexibility to take approximately 1.1 million gross square feet, or 17%, out of our base, including eight tourist-dependent flagships. At the same time, we continued to make strategic investments to support future growth including: opening smaller, more omni-enabled experiences; adding senior level talent in key areas including marketing, data and analytics and digital; and further building-out regional teams in EMEA and APAC. We remain focused on controlling what we can control and ended 2020 even stronger than we started.” “As we enter 2021, we are pleased with our start to the first quarter and have proven strategies in place to build on recent successes in product, marketing and digital. Our solid foundation and strong liquidity position enable us to be on the offense as we continue to focus on profitable topline growth, square footage optimization, digital transformation and global market share gains. While the landscape remains uncertain, I am excited about the future and more confident than ever in our ability to drive sustainable long-term operating margin expansion.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER Q4 2020 AND FULL YEAR RESULTS CEO COMMENTARY

13 SIGNIFICANT ITEMS IMPACTING RESULTS • Net sales for the fourth quarter and full year decreased 5% and 14%, respectively, as compared to last year, driven by the adverse impact of COVID-19 on store sales • Store occupancy expense for the fourth quarter and full year decreased $54M and $117M, respectively, as compared to last year, reflecting the impact of COVID-19, including rent concessions and temporary store closures • Store payroll expense for the fourth quarter and full year decreased $16M and $92M, respectively, as compared to last year, reflecting the impact of COVID-19 • Shipping and fulfillment expense for the fourth quarter and full year increased $36M and $67M, respectively, as compared to last year, driven by year-over- year digital sales growth • Asset impairment charges for the fiscal 2020 fourth quarter and full year of $16M and $73M, respectively, reflecting the impact of COVID-19 • For the full year of fiscal 2020 the company recognized adverse tax impacts of $101M, or $1.61 per diluted share, related to valuation allowances on deferred tax assets and other tax charges as a result of the COVID-19 pandemic. (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 33. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q4 2020 Q4 2019 FY 2020 FY 2019 GAAP $ 1.27 $ 1.29 $ (1.82) $ 0.60 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.23) (0.01) (1.10) (0.13) ADJUSTED NON-GAAP $1.50 $1.31 $(0.73) $0.73 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — 0.17 — 0.29 ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $1.50 $1.48 $(0.73) $1.02 Q4 2020 AND FULL YEAR RESULTS NET INCOME (LOSS) PER SHARE

14 Q4 2020 RESULTS NET SALES ABERCROMBIE $467M DOWN 2% TO LAST YEAR 41.6% OF TOTAL NET SALES HOLLISTER $655M DOWN 8% TO LAST YEAR 58.4% OF TOTAL NET SALES EMEA $235M DOWN 8% TO LAST YEAR 21.0% OF TOTAL NET SALES UNITED STATES $788M DOWN 3% TO LAST YEAR 70.2% OF TOTAL NET SALES TOTAL COMPANY NET SALES DOWN 5% TO $1.1B DIGITAL SALES UP 34% TO LAST YEAR, RESULTING IN Q4 2020 DIGITAL SALES OF $639M, OR 57% OF TOTAL NET SALES APAC $59M DOWN 23% TO LAST YEAR 5.2% OF TOTAL NET SALES OTHER $40M UP 3% TO LAST YEAR 3.6% OF TOTAL NET SALES

15 FULL YEAR RESULTS NET SALES ABERCROMBIE $1.3B DOWN 12% TO LAST YEAR 41.3% OF TOTAL NET SALES HOLLISTER $1.8B DOWN 15% TO LAST YEAR 58.7% OF TOTAL NET SALES EMEA $709M DOWN 14% TO LAST YEAR 22.7% OF TOTAL NET SALES UNITED STATES $2.1B DOWN 12% TO LAST YEAR 68.1% OF TOTAL NET SALES TOTAL COMPANY NET SALES DOWN 14% TO $3.1B DIGITAL SALES UP 39% TO LAST YEAR, RESULTING IN FULL YEAR DIGITAL SALES OF ROUGHLY $1.7B, OR 54% OF TOTAL NET SALES APAC $177M DOWN 33% TO LAST YEAR 5.7% OF TOTAL NET SALES OTHER $112M DOWN 11% TO LAST YEAR 3.6% OF TOTAL NET SALES

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

Q4 2020 RESULTS

OPERATING EXPENSE

GAAP

(in thousands)	Q4 2020	% OF NET SALES	Q4 2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$103,657	9.2%	$157,307	13.3%	(410)
ALL OTHER [2]	309,170	27.6%	283,280	23.9%	370
STORES AND DISTRIBUTION	412,827	36.8%	440,587	37.2%	(40)
MARKETING, GENERAL & ADMINISTRATIVE	137,334	12.2%	122,899	10.4%	180
FLAGSHIP STORE EXIT CHARGES	854	0.1%	234	0.0%	10
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	15,597	1.4%	4,148	0.4%	100
TOTAL	**$566,612**	**50.5%**	**$567,868**	**47.9%**	**260**

NON-GAAP*

(in thousands)	Q4 2020	% OF NET SALES	Q4 2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$103,657	9.2%	$157,307	13.3%	(410)
ALL OTHER [2]	309,170	27.6%	283,280	23.9%	370
STORES AND DISTRIBUTION	412,827	36.8%	440,587	37.2%	(40)
MARKETING, GENERAL & ADMINISTRATIVE	137,334	12.2%	122,899	10.4%	180
FLAGSHIP STORE EXIT CHARGES	854	0.1%	234	0.0%	10
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	1,864	0.2%	(20)
TOTAL	**$551,015**	**49.1%**	**$565,584**	**47.7%**	140

* Q4 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 33.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

16

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

FULL YEAR RESULTS

OPERATING EXPENSE

GAAP

(in thousands)	2020	% OF NET SALES	2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$496,269	15.9%	$613,709	16.9%	(100)
ALL OTHER [2]	895,315	28.6%	937,534	25.9%	270
STORES AND DISTRIBUTION	1,391,584	44.5%	1,551,243	42.8%	170
MARKETING, GENERAL & ADMINISTRATIVE	463,843	14.8%	464,615	12.8%	200
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(11,636)	(0.4)%	47,257	1.3%	(170)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	72,937	2.3%	19,135	0.5%	180
TOTAL	**$1,916,728**	**61.3%**	**$2,082,250**	**57.5%**	**380**

NON-GAAP*

(in thousands)	2020	% OF NET SALES	2019	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$496,269	15.9%	$613,709	16.9%	(100)
ALL OTHER [2]	895,315	28.6%	937,534	25.9%	270
STORES AND DISTRIBUTION	1,391,584	44.5%	1,551,243	42.8%	170
MARKETING, GENERAL & ADMINISTRATIVE	463,843	14.8%	464,615	12.8%	200
FLAGSHIP STORE EXIT (BENEFITS) CHARGES	(11,636)	(0.4)%	47,257	1.3%	(170)
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	6,383	0.2%	(20)
TOTAL	**$1,843,791**	**59.0%**	**$2,069,498**	**57.1%**	**190**

* Non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 33.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

17

18 Q4 2020 AND FULL YEAR RESULTS INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. Q4 GAAP FULL YEAR GAAP (in thousands) Q4 2020   % OF NET SALES Q4 2019   % OF NET SALES 2020   % OF NET SALES 2019   % OF NET SALES NET SALES $1,122,044 100.0% $1,184,551 100.0% $3,125,384 100.0% $3,623,073 100.0% GROSS PROFIT (1) 679,019 60.5% 689,264 58.2% 1,891,205 60.5% 2,150,918 59.4% OPERATING EXPENSE 566,612 50.5% 567,868 47.9% 1,916,728 61.3% 2,082,250 57.5% OTHER OPERATING INCOME, NET (3,492) (0.3)% (935) (0.1)% (5,054) (0.2)% (1,400) 0.0% OPERATING INCOME (LOSS) 115,899 10.3% 122,331 10.3% (20,469) (0.7)% 70,068 1.9% INTEREST EXPENSE, NET 8,997 0.8% 2,829 0.2% 28,274 0.9% 7,737 0.2% INCOME (LOSS) BEFORE INCOME TAXES 106,902 9.5% 119,502 10.1% (48,743) (1.6)% 62,331 1.7% INCOME TAX EXPENSE 21,646 1.9% 34,302 2.9% 60,211 1.9% 17,371 0.5% NET INCOME (LOSS) $82,392 7.3% $83,132 7.0% $(114,021) (3.6)% $39,358 1.1% NET INCOME (LOSS) PER SHARE BASIC $1.32 $1.32 $(1.82) $0.61 DILUTED $1.27 $1.29 $(1.82) $0.60 WEIGHTED-AVERAGE SHARES BASIC 62,581 62,916 62,551 64,428 DILUTED 64,788 64,198 62,551 65,778

19 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

20 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION FINANCIAL POSITION AND LIQUIDITY SUMMARY CASH & EQUIVALENTS $1.1B AS COMPARED TO $671M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $215M OF BORROWING AVAILABLE UNDER ABL FACILITY GROSS LONG-TERM BORROWINGS $350M OUTSTANDING AS COMPARED TO $233M LAST YEAR INVENTORIES $404M DOWN 7% FROM LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility.

21 (in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (2) FY 2015 $315,755 $143,199 $172,556 FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 (1) $404,918 $101,910 $303,008 (1) During the fourth quarter ended January 30, 2021, an error relating to the cash flow presentation of the $50 million withdrawal of the excess funds from the company’s Rabbi Trust assets was identified in the year-to-date cash flows presented in each of the fiscal 2020 interim periods. The year-to- date cash flows presented in fiscal 2020 interim periods incorrectly classified such withdrawal as a cash inflow from operating activities, rather than a cash inflow from investing activities. The fiscal 2020 annual cash flow statement reflects the correct presentation. (2) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION CASH FLOW SUMMARY FULL YEAR ENDED (in thousands) JANUARY 30, 2021 (1) FEBRUARY 1, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES $404,918 $300,685 NET CASH USED FOR INVESTING ACTIVITIES $(51,910) $(202,784) NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES $69,717 $(147,873) •

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

SHARE REPURCHASES AND DIVIDENDS

In order to preserve liquidity and increase financial flexibility in light of COVID-19, during fiscal 2020 the company suspended its share repurchase and dividend programs.

The company now plans to resume share repurchase activity. As of January 30, 2021, the Company had the authority to repurchase approximately 3.2 million shares as part of the A&F Board of Directors' previously approved June 2019 share repurchase authorization. On February 19, 2021, the A&F Board of Directors replaced the then existing share repurchase authorization with a new 10.0 million share authorization, bringing total shares available for purchase as of February 19, 2021 to 10.0 million shares.

	SHARE REPURCHASES				
(in thousands, except for average cost)	NUMBER OF SHARES	COST	AVERAGE COST	DIVIDENDS	TOTAL
FY 2015	2,461	$50,033	$20.33	$55,145	$105,178
FY 2016	—	$—	$—	$54,066	$54,066
FY 2017	—	$—	$—	$54,392	$54,392
FY 2018	2,932	$68,670	$23.42	$53,714	$122,384
FY 2019	3,957	$63,542	$16.06	$51,510	$115,052
FY 2020	1,397	$15,172	$10.86	$12,556	$27,728

(in thousands)	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
ENDING SHARES OUTSTANDING	67,348	67,758	68,195	66,227	62,786	62,399

22

23 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION BALANCE SHEET (in thousands) JANUARY 30, 2021 FEBRUARY 1, 2020 CASH AND EQUIVALENTS $1,104,862 $671,267 RECEIVABLES 83,857 80,251 INVENTORIES 404,053 434,326 OTHER CURRENT ASSETS 68,857 78,905 TOTAL CURRENT ASSETS $1,661,629 $1,264,749 PROPERTY AND EQUIPMENT, NET 550,587 665,290 OPERATING LEASE RIGHT-OF-USE ASSETS 893,989 1,230,954 OTHER ASSETS 208,697 388,672 TOTAL ASSETS $3,314,902 $3,549,665 ACCOUNTS PAYABLE $289,396 $219,919 ACCRUED EXPENSES 396,365 302,214 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 248,846 282,829 INCOME TAXES PAYABLE 24,792 10,392 TOTAL CURRENT LIABILITIES $959,399 $815,354 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 957,588 1,252,634 LONG-TERM BORROWINGS, NET 343,910 231,963 OTHER LIABILITIES 104,693 178,536 TOTAL LONG-TERM LIABILITIES $1,406,191 $1,663,133 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 936,628 1,058,810 NONCONTROLLING INTEREST 12,684 12,368 TOTAL STOCKHOLDERS' EQUITY $949,312 $1,071,178 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,314,902 $3,549,665

24 YEAR TO DATE PERIOD ENDED (in thousands) JANUARY 30, 2021 (1) FEBRUARY 1, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES (1) $404,918 59 $300,685 PURCHASES OF PROPERTY AND EQUIPMENT (101,910) (202,784) WITHDRAWAL OF RABBI TRUST ASSETS (1) 50,000 — NET CASH USED FOR INVESTING ACTIVITIES (1) $(51,910) $(202,784) PROCEEDS FROM ISSUANCE OF SENIOR SECURED NOTES 350,000 — PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY 210,000 — REPAYMENT OF TERM LOAN FACILITY BORROWINGS (233,250) (20,000) REPAYMENT OF ABL FACILITY BORROWINGS (210,000) — PAYMENT OF DEBT ISSUANCE COSTS AND FEES (7,318) — PURCHASES OF COMMON STOCK (15,172) (63,542) DIVIDENDS PAID (12,556) (51,510) OTHER FINANCING ACTIVITIES (11,987) (12,821) NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES $69,717 $(147,873) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH 9,168 (3,593) NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $431,893 $(53,565) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $692,264 $745,829 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $1,124,157 $692,264 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS (1) During the fourth quarter ended January 30, 2021, an error relating to the cash flow presentation of the $50 million withdrawal of the excess funds from the company’s Rabbi Trust assets was identified in the year-to-date cash flows presented in each of the fiscal 2020 interim periods. The year-to-date cash flows presented in fiscal 2020 interim periods incorrectly classified such withdrawal as a cash inflow from operating activities, rather than a cash inflow from investing activities. The fiscal 2020 annual cash flow statement reflects the correct presentation.

25 GLOBAL STORE NETWORK OPTIMIZATION

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

GLOBAL STORE NETWORK OPTIMIZATION

735 STORES AS OF Q4 2020

NEW STORE OPENINGS & CLOSINGS*

TOTAL COMPANY [(1)]	TOTAL	UNITED STATES	CANADA	EUROPE	ASIA	MIDDLE EAST
END OF Q4 2019	857	649	18	129	51	10
OPENINGS	15	7	—	6	—	2
PERMANENT CLOSINGS	(137)	(119)	(1)	(12)	(5)	—
END OF Q4 2020	735	537	17	123	46	12
HOLLISTER [(2)]	**TOTAL**	**UNITED STATES**	**CANADA**	**EUROPE**	**ASIA**	**MIDDLE EAST**
END OF Q4 2019	547	392	10	109	30	6
OPENINGS	6	3	—	3	—	—
PERMANENT CLOSINGS	(56)	(48)	—	(5)	(3)	—
END OF Q4 2020	497	347	10	107	27	6
ABERCROMBIE [(3)]	**TOTAL**	**UNITED STATES**	**CANADA**	**EUROPE**	**ASIA**	**MIDDLE EAST**
END OF Q4 2019	310	257	8	20	21	4
OPENINGS	9	4	—	3	—	2
PERMANENT CLOSINGS	(81)	(71)	(1)	(7)	(2)	—
END OF Q4 2020	238	190	7	16	19	6

* Prior period numbers have been revised due to a change in the temporary store definition to only include store leases with original terms of 18 months or less.

(1) Store count excludes one international third-party operated multi-brand outlet store as of January 30, 2021.

(2) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes 9 international franchise stores as of each of January 30, 2021 and February 1, 2020. Excludes 12 Company-operated temporary stores as of January 30, 2021 and 15 as of February 1, 2020.

(3) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes 10 international franchise stores as of January 30, 2021, and 7 international franchise stores as of February 1, 2020. Excludes 2 Company-operated temporary stores as of January 30, 2021 and 6 as of February 1, 2020.

26

27 GLOBAL STORE NETWORK OPTIMIZATION GROSS SQUARE FOOTAGE REDUCED 28% SINCE 2015 HOLLISTER ABERCROMBIE TOTAL COMPANY (in thousands) U.S. INTERNATIONAL U.S. INTERNATIONAL U.S. INTERNATIONAL TOTAL FY 2015 2,856 1,183 2,634 619 5,490 1,802 7,292 FY 2020 2,309 1,219 1,311 393 3,620 1,612 5,232 % CHANGE (19)% 3% (50)% (37)% (34)% (11)% (28)%

28 FISCAL 2020 STORE OPTIMIZATION ACTIVITY Q4 2020 STORE FLEET DETAIL GLOBAL STORE NETWORK OPTIMIZATION STORE FLEET DETAIL 48% OF GLOBAL FLEET IN UPDATED FORMATS HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 199 40% 123 52% 322 44% UPDATED FORMATS 285 57% 69 29% 354 48% OUTLETS 12 2% 40 17% 52 7% FLAGSHIPS 1 —% 6 3% 7 1% TOTAL 497 100% 238 100% 735 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 6 9 15 REMODELS 4 — 4 RIGHT-SIZES 4 2 6 NEW EXPERIENCES 14 11 25 PERMANENT CLOSURES (56) (81) (137) Total stores FY16 FY17 FY18 FY19(1) FY20 (1) Prior period numbers have been revised due to a change in the temporary store definition to only include store leases with original terms of 18 months or less.

Abercrombie & Fitch Co.

GLOBAL STORE NETWORK OPTIMIZATION

FLAGSHIP STORE FLEET

FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS


8
3 (1)
2 (2)
2 (3)
0
1
2
3
4
5
6
7
8
FY 2020
FY 2021
FY 2022
FY 2023+
Adverse impact to FY 2019 operating margin:
FY 2020 Expirations: 10 BPS
FY 2021 Expirations: 10 BPS
FY 2023+ Expirations: 40 BPS

(1) Includes the A&F 5th Avenue, New York City, A&F Hamburg, Germany and A&F Singapore locations.

(2) Includes the A&F Amsterdam, Netherlands and the A&F Shanghai, China locations.

(3) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations.

P&L IMPACT OF FLAGSHIP STORES

The company ended fiscal 2019 with 15 flagships after closing five flagship locations since the beginning of fiscal 2017.

In fiscal 2019, the combined 4-wall operating margin of the 15 flagships remaining at the end of fiscal 2019 adversely impacted operating margin by 60 basis points and comparable sales by 50 basis points.

The company exited the following flagship stores in fiscal 2020:

- A&F Dublin, Ireland
- A&F Düsseldorf, Germany
- A&F Brussels, Belgium
- A&F Fukuoka, Japan
- A&F London, United Kingdom
- A&F Madrid, Spain
- A&F Munich, Germany
- A&F Paris, France

In fiscal 2019, the combined-4 wall operating margin of these eight flagships adversely impacted operating margin by 10 basis points and comparable sales by 20 basis points.

Longer-term, this continued progress on the company's square footage optimization initiative will enable the company to redirect resources to drive global omnichannel growth across its brands.

These actions align with the company's multi-year strategy of reducing dependence on tourist-driven locations to reposition within key markets and deliver a better omnichannel experience to local customers.

29

30 FOCUS AREAS

31 WE ARE EXCITED ABOUT OUR RECENT RESULTS AND THE LONG-TERM GLOBAL GROWTH OPPORTUNITY ACROSS ALL FOUR BRANDS We enter 2021 on the offense while working towards recapturing lost sales due to COVID-19. While we continue to operate in an uncertain environment, we will focus on what we can control, including, but not limited to, the following: ACCELERATING DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE CUSTOMER EXPERIENCE INCREASING OUR MARKETING INVESTMENTS TO BUILD ON THE MOMENTUM WE SEE ACROSS BRANDS AND GEOGRAPHIES CONTINUING TO FOCUS RESOURCES ON GILLY HICKS BY HOLLISTER GROWTH OPTIMIZING SQUARE FOOTAGE WHILE BEING OPPORTUNISTIC IN GLOBAL STORE EXPANSION CONTINUING IMPORTANT CORPORATE SOCIAL RESPONSIBILITY WORK WITH OUR ASSOCIATES, PARTNERS AND OTHER THOUGHT LEADERS FOCUS AREAS OUR FOCUS AREAS FOR 2021

32 APPENDIX

33 EXCLUDED ITEMS (in thousands) Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 ASSET IMPAIRMENT $— $— $10,468 $2,284 $12,752 TAX EFFECT (1) — — (2,485) (1,528) (4,013) TOTAL EXCLUDED ITEMS $— $— $7,983 $756 $8,739 (in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 ASSET IMPAIRMENT $42,928 $8,083 $6,329 $15,597 $72,937 TAX EFFECT (1) (4,432) 1,166 (369) (664) (4,299) TOTAL EXCLUDED ITEMS $38,496 $9,249 $5,960 $14,933 $68,638 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis.

34 Q4 RECONCILIATION OF ADJUSTED NON-GAAP RESULTS Q4 2020 GAAP EXCLUDED ITEMS Q4 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $15,597 $15,597 $— OPERATING INCOME 115,899 (15,597) 131,496 INCOME BEFORE INCOME TAXES 106,902 (15,597) 122,499 INCOME TAX EXPENSE (1) 21,646 (664) 22,310 NET INCOME $82,392 $(14,933) $97,325 NET INCOME PER DILUTED SHARE $1.27 $(0.23) $1.50 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 64,788 64,788 Q4 2019 GAAP EXCLUDED ITEMS Q4 2019 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $4,148 $2,284 $1,864 OPERATING INCOME 122,331 (2,284) 124,615 INCOME BEFORE INCOME TAXES 119,502 (2,284) 121,786 INCOME TAX EXPENSE (1) 34,302 (1,528) 35,830 NET INCOME $83,132 $(756) $83,888 NET INCOME PER DILUTED SHARE $1.29 $(0.01) $1.31 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 64,198 64,198 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis.

35 FULL YEAR RECONCILIATION OF ADJUSTED NON-GAAP RESULTS FY 2020 GAAP EXCLUDED ITEMS FY 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $72,937 $72,937 $— OPERATING (LOSS) INCOME (20,469) (72,937) 52,468 (LOSS) INCOME BEFORE INCOME TAXES (48,743) (72,937) 24,194 INCOME TAX EXPENSE (1) 60,211 (4,299) 64,510 NET LOSS $(114,021) $(68,638) $(45,383) NET LOSS PER DILUTED SHARE $(1.82) $(1.10) $(0.73) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 62,551 62,551 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. FY 2019 GAAP EXCLUDED ITEMS FY 2019 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $19,135 $12,752 $6,383 OPERATING INCOME 70,068 (12,752) 82,820 INCOME BEFORE INCOME TAXES 62,331 (12,752) 75,083 INCOME TAX EXPENSE (1) 17,371 (4,013) 21,384 NET INCOME $39,358 $(8,739) $48,097 NET INCOME PER DILUTED SHARE $0.60 $(0.13) $0.73 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 65,778 65,778

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

Q4 RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	Q4 2020	Q4 2019	Δ %
GAAP	$1,122,044	$1,184,551	(5)%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	19,511	(2)%
NON-GAAP CONSTANT CURRENCY BASIS	$1,122,044	$1,204,062	(7)%

GROSS PROFIT	Q4 2020	Q4 2019	Δ BPS (2)
GAAP	$679,019	$689,264	230
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	19,199	(60)
NON-GAAP CONSTANT CURRENCY BASIS	$679,019	$708,463	170

OPERATING INCOME	Q4 2020	Q4 2019	Δ BPS (2)
GAAP	$115,899	$122,331	—
EXCLUDED ITEMS (3)	(15,597)	(2,284)	(120)
ADJUSTED NON-GAAP	$131,496	$124,615	120
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	15,104	(110)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$131,496	$139,719	10

NET INCOME PER DILUTED SHARE	Q4 2020	Q4 2019	Δ $
GAAP	$1.27	$1.29	$(0.02)
EXCLUDED ITEMS, NET OF TAX (3)	(0.23)	(0.01)	(0.22)
ADJUSTED NON-GAAP	$1.50	$1.31	$0.19
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	0.17	(0.17)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$1.50	$1.48	$0.02

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 33.

36

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | Gilly Hicks

FULL YEAR RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	FY 2020	FY 2019	Δ %
GAAP	$3,125,384	$3,623,073	(14)%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	22,459	(1)%
NON-GAAP CONSTANT CURRENCY BASIS	$3,125,384	$3,645,532	(14)%

GROSS PROFIT	FY 2020	FY 2019	Δ BPS (2)
GAAP	$1,891,205	$2,150,918	110
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	26,522	(30)
NON-GAAP CONSTANT CURRENCY BASIS	$1,891,205	$2,177,440	80

OPERATING (LOSS) INCOME	FY 2020	FY 2019	Δ BPS (2)
GAAP	$(20,469)	$70,068	(260)
EXCLUDED ITEMS (3)	(72,937)	(12,752)	(200)
ADJUSTED NON-GAAP	$52,468	$82,820	(60)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	20,325	(50)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$52,468	$103,145	(110)

NET (LOSS) INCOME PER DILUTED SHARE	FY 2020	FY 2019	Δ $
GAAP	$(1.82)	$0.60	$(2.42)
EXCLUDED ITEMS, NET OF TAX (3)	(1.10)	(0.13)	(0.97)
ADJUSTED NON-GAAP	$(0.73)	$0.73	$(1.46)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	0.29	(0.29)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$(0.73)	$1.02	$(1.75)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes the effect of certain items set out on page 33.

37